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                                                                   Exhibit 10.56

                                                                  CONFORMED COPY

THIS FIXED AND FLOATING CHARGE is made as a deed on 3 April 2007

BETWEEN:

(1) HUAWEI-3COM CO., LIMITED, a company incorporated under the laws of Hong Kong whose registered office is at Suites 3013-3014, 30/F One International Finance Centre, 1 Harbour View Street, Central, Hong Kong (the "CHARGOR"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a limited liability company incorporated under the laws of Hong Kong whose registered office is at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong (in its capacity as collateral agent, the "COLLATERAL AGENT", which expression shall, wherever the context so admits, include such entity and all other persons from time to time acting in such capacity).

WHEREAS:

(A) By the Facility Agreement, the Lenders have agreed to make Term Loans to the Borrower upon the terms and subject to the conditions contained therein.

(B) As security for the Chargor's obligations under the Facility Agreement, the Chargor has agreed to enter into this Fixed and Floating Charge.

NOW THIS DEED WITNESSES as follows:

1.   INTERPRETATION AND DEFINITIONS

1.1  DEFINITIONS

     In this Fixed and Floating Charge, unless the context otherwise requires:

     "ACCOUNT BANK" means Industrial and Commercial Bank of China (Asia) Limited at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong;

     "ACCOUNTS" means the H3C Debt Service Account, the H3C Debt Service Investment Accounts and the H3C Debt Service Reserve Account and includes any renewal or redesignations thereof;

     "BORROWER DEBT SERVICE ACCOUNT" means the US dollar interest-bearing deposit account (number [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES] designated "H3C Holdings Limited") of the Borrower opened and maintained with the Account Bank, and includes any renewal or re-designation thereof.

     "CHARGED PROPERTY" means any or all of the property, assets and undertaking of the Chargor for the time being whatsoever and wheresoever situated, present and future in each case expressed to be subject to the security created under Clause 3 (Security) of this Fixed and Floating Charge;

     "CONVEYANCING AND PROPERTY ORDINANCE" means the Conveyancing and Property Ordinance (Chapter 219 of the Laws of Hong Kong);

H3C Fixed and Floating Charge

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     "FACILITY AGREEMENT" means the senior secured credit and guaranty agreement dated __________ 2007 and signed by or on behalf of, amongst others, the Chargor and the Collateral Agent, as amended, supplemented and/or restated from time to time in any manner whatsoever;

     "H3C DEBT SERVICE ACCOUNT" means the US dollar interest-bearing deposit account (number [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES] designated "Huawei-3Com Co., Limited") of the Chargor opened and maintained with the Account Bank, and includes any renewal or re-designation thereof;

     "H3C DEBT SERVICE INVESTMENT ACCOUNTS" means any account or accounts (the designation of which includes the words "H3C Debt Service Investment Account") of the Chargor opened and maintained with the Account Bank, which is or are opened pursuant to section 5.21 of the Facility Agreement.

     "H3C DEBT SERVICE RESERVE ACCOUNT" means the US dollar interest-bearing deposit account (number [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES] designated "Huawei-3Com Co., Limited") of the Chargor opened and maintained with the Account Bank, and includes any renewal or re-designation thereof;

     "POWERS OF ATTORNEY ORDINANCE" means the Powers of Attorney Ordinance (Chapter 31 of the Laws of Hong Kong);

     "RECEIVABLES" means all books and other debts of any nature whatsoever, other than those represented by the Accounts;

     "RECEIVER" means a receiver appointed by or on behalf of the Collateral Agent under this Fixed and Floating Charge or pursuant to the Collateral Agent's statutory powers, and includes more than one such receiver and substituted receiver;

     "SECURED INDEBTEDNESS" means the moneys, liabilities and obligations (whether actual or contingent and whether owed jointly and severally or in any other capacity whatsoever) of the Chargor which are, or are expressed to be, or may at any time in the future be due and owing to the Collateral Agent (whether for its own account or as agent or trustee for the Secured Parties) or to any of the Secured Parties under or in connection with the Facility Agreement together with all costs, charges and expenses incurred by the Collateral Agent or any Secured Party which are, or are expressed to be, or may become due and owing by the Chargor under or in connection with the Facility Agreement;

     "SECURITY" means the security from time to time constituted by or pursuant to this Fixed and Floating Charge (or intended to be constituted by or pursuant to this Fixed and Floating Charge) or any part thereof; and

     "WFOE CHARGES" means the deeds of charge to be entered into by the Chargor in favour of the Collateral Agent to create a Lien over the shares of Hangzhou Huawei-3Com Technologies Co Limited and Hangzhou Queenhive Software Co Limited respectively as security for the Secured Indebtedness.

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1.2  DEFINITIONS IN THE FACILITY AGREEMENT

     Unless the contrary interpretation appears, a term used in the Facility Agreement has the same meaning when used in this Fixed and Floating Charge.

1.3  CONVEYANCING AND PROPERTY ORDINANCE

     In the context of the rights, powers, privileges, discretions and immunities conferred on the Collateral Agent, any Receiver or any Attorney, references to "mortgage" and "mortgaged land" in any provision of the Conveyancing and Property Ordinance shall, for the purposes of this Fixed and Floating Charge, be deemed to be references to the Security and the Charged Property respectively.

2.   COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS

2.1  COVENANT TO PAY

     The Chargor hereby covenants with the Collateral Agent that it shall pay and discharge the Secured Indebtedness at the time or times and in the manner provided for in the Facility Agreement and the Chargor hereby creates the Security in the Charged Property in the manner and on the terms set out in Clause 3 (Security).

2.2  NATURE OF SECURED INDEBTEDNESS

     Each conveyance, transfer, assignment and charge hereunder expressed to be to, each undertaking and agreement hereunder expressed to be to or with, and each representation and warranty hereunder expressed to be given to, the Collateral Agent is to, with or, as the case may be, given to the Collateral Agent for itself and as agent and trustee for the Secured Parties from time to time. Without prejudice to the generality of the foregoing or Clause 1.2 (Definitions in the Facility Agreement), any reference in this Fixed and Floating Charge to the Chargor, the Collateral Agent or any Secured Party shall be construed so as to include their respective successors and permitted assigns or transferees.

3.   SECURITY

3.1  ASSIGNMENT, FIXED AND FLOATING CHARGE

     The Chargor as beneficial owner, by way of continuing security for the payment and discharge of the Secured Indebtedness, hereby:

     (A) conveys, transfers and assigns absolutely to the Collateral Agent all of the right, title, interest and benefit of the Chargor (present and future and whether legal or equitable) in, to and under the Receivables, save only for the sums from time to time standing to the credit of the bank account to be established by the Chargor to receive, and representing, capital contributions from H3C Holdings Limited for the purpose of sections 5.9 or 5.12 of the Facility Agreement and any

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          Receivable(s) represented by any loan of all or any part of any such sums to H3C Holdings Limited;

     (B) charges in favour of the Collateral Agent by way of first fixed charge all its rights under or in respect of the assets referred to in Sub-clause 3.1(A) (save as expressly excepted there) to the extent they are not the subject of a mortgage or an assignment under such Sub-clause 3.1(A);

     (C) charges in favour of the Collateral Agent by way of first fixed charge all its rights under or in respect of the H3C Debt Service Account and all of the amounts and deposits standing to the credit of such account from time to time together with all interest accruing from time to time thereon and the debts represented thereby; and

     (D) charges in favour of the Collateral Agent by way of first fixed charge all its rights under or in respect of the H3C Debt Service Investment Accounts and all of the deposits and investments standing to the credit of such accounts with all interest accruing from time to time thereon and all title, interests, rights and benefit of the Chargor represented thereby; and

     (E) charges in favour of the Collateral Agent by way of first floating charge the whole of the Chargor's undertakings and all its property, assets and rights, whatsoever and wheresoever, present and future (including without limitation its respective uncalled capital, its rights to any insurance policy or insurance proceeds and any property held on trust for the benefit of it by a third party), other than:

          (i) [a sum of cash not exceeding US$41,000,000 set aside in an amount held by the Chargor to satisfy the Restricted Junior Payment referred to in section 6.4(b) of the Facility Agreement;]

          (ii) the H3C Debt Service Account and all of the amounts and deposits standing to the credit of such account from time to time together with all interest accruing from time to time thereon and the debts represented thereby;

          (iii) any property, assets or rights from time to time or for the time being effectively:

               (a) the subject of a Lien (in equity or at law) by Sub-clause 3.1(A) and (B) (Assignment, Fixed and Floating Charge) or otherwise pursuant to this Fixed and Floating Charge;

               (b)  the subject of a Lien pursuant to the WFOE Charges; or

               (c) subject to Clause 12.8 (Discharge Conditional), released, discharged and/or reassigned, or as appropriate, transferred in accordance with Sub-clauses 3.4(A) and 3.4(B);

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          (iv) any of the Chargor's rights arising out of:

               (a) the lease agreement dated 30 April 2004 entered into between the Chargor, MTR Corporation Limited and IFC Development Limited in respect of Suites 3013 and 3014 on the thirtieth floor of One International Finance Centre, No.1 Harbour View Street, Central, Hong Kong;

               (b) the tenancy agreement due to expire on 14 November 2009 entered into between Cityplaza Holdings Limited and the Chargor in respect of Suites 1702 to 1704 on the 17th Floor of Cityplaza One, Taikoo Shing, Hong Kong; and

               (c) the tenancy agreement entered into in 2007 between the Landlord (as defined thereunder) acting through its authorised agent, Harriman Leasing Limited, and the Chargor in respect of Suites 2801-3 (28th Floor), Shell Tower, Times Square, Hong Kong; and

          (v) the sums and the Receivable(s) expressly excepted in Sub-clause 3.1(A);

     to hold the same unto the Collateral Agent, but in each case subject to Clause 3.4 (Redemption).

3.2  CHARGOR TO DELIVER DOCUMENTS

     The Chargor shall as soon as reasonably practicable following the execution of this Fixed and Floating Charge deposit with the Collateral Agent (using all reasonable endeavours to procure such deposit as soon as reasonably practicable):

     (A) all share certificates and documents of title (to the extent such exist) in respect of the shares in any Subsidiary of the Chargor (other than those whose shares are the subject of a Lien pursuant to the WFOE Charges); and

     (B)  instrument(s) of transfer in respect of such shares duly executed,

     subject always to the provisions of sections 5.13 and 5.15 of the Facility Agreement and any applicable local laws. Notwithstanding the requirements in this Sub-clause 3.2 and any other provisions in this Fixed and Floating Charge, nothing shall prevent the Chargor from entering into any Subsidiary Integration Transactions in accordance with the Facility Agreement. The Collateral Agent shall return any documents under Sub-clause (A) to the extent and for any period required by the Chargor to comply with its legal and regulatory obligations, provided the recipient of the documents shall confirm to the Collateral Agent that the documents are held to the order of the Collateral Agent.

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3.3  COLLATERAL AGENT NO OBLIGATION TO PERFORM

     Notwithstanding the conveyance, transfer and assignment to the Collateral Agent of all the right, title, interest and benefit of the Chargor in, to and under the Receivables, the Collateral Agent shall not be or be deemed to be liable to perform any of the obligations of the Chargor under any of the Receivables and the Chargor hereby acknowledges and confirms that it shall remain fully liable for the performance of all such obligations and shall have no claim against the Collateral Agent in respect of any omission on the part of the Collateral Agent to perform the same.

3.4  REDEMPTION

     (A) Subject always to Clause 12.9 (Discharge Conditional), upon the Secured Indebtedness having been fully paid and unconditionally and irrevocably discharged in full the Collateral Agent shall at the request and cost of the Chargor, promptly release, discharge and/or re-assign, or, as appropriate, transfer the benefit of the Security constituted by Clause 3.1 (Assignment, Fixed and Floating Charge) to the Chargor or as the Chargor may direct and, thereafter, the Chargor shall have no future obligation hereunder.

     (B) The execution of a discharge, release, re-assignment or partial discharge by the Collateral Agent shall be a good and valid release or discharge of the Security constituted by this Clause 3 (Security) or the relevant part thereof (as the case may be) and the obligations (or the relevant part thereof, as the case may be) of the Chargor from this Fixed and Floating Charge without the need for the Chargor to be a party thereto.

     (C) The Collateral Agent hereby agrees that it shall, at the request and cost of the Chargor, do all such things and execute all such documents and procure that its nominees do all such things and execute all such documents within its power to do and execute as may be reasonably necessary to give effect to the release, discharge, re-assignment and/or transfer referred to in Sub-clauses (A) and (B).

     (D) Upon any release, discharge, re-assignment and/or transfer pursuant to and in accordance with Sub-clause (A), the Collateral Agent shall, at the request and cost of the Chargor:

          (i) promptly procure the redelivery to the Chargor of all deeds, certificates and other documents deposited with the Collateral Agent or to its order pursuant to Clause 4.2 (Deposit of Title Documents);

          (ii) promptly reverse or remove such memoranda endorsed on such documents pursuant to Clause 4.3 (Endorsement on Documents) as are in the possession of the Collateral Agent;

          (iii) promptly procure the redelivery to the Chargor, if it requests the same, of the instruments and papers delivered by the Chargor to the Collateral Agent under Sub-clause 3.2(A);

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          (iv) promptly give notice to each person (if any) who has received notice of the Security pursuant to Clause 4.1 (Further Deeds and Documents) of such release, discharge, re-assignment and/or transfer; and

          (v) promptly instruct the relevant insurance company to remove any endorsements and reverse any amendments made pursuant to Sub-clause 4.1(D),

          in each case to the extent the same relates to such release, discharge, re-assignment and/or transfer.

4.   PERFECTION OF SECURITY AND FURTHER ASSURANCE

4.1  FURTHER DEEDS AND DOCUMENTS

     The Chargor shall at any time, at the request of the Collateral Agent but at the cost of the Chargor for costs reasonably incurred, promptly sign, seal, execute, deliver and do all deeds, instruments, notices, documents, acts and things (including, without limitation further or other legal assignments, transfers, mortgages, legal or other charges or securities or any filings or registrations) as in each such case may be necessary or desirable for the purpose of maintaining, perfecting or protecting the Security or at any time after the Security has become enforceable for facilitating the realisation thereof and the exercise of all powers, authorities and discretions vested in the Collateral Agent or any Receiver appointed hereunder provided that and without limitation:

     (A) promptly following the execution and delivery of this Fixed and Floating Charge, the Chargor shall:

          (i) enter the relevant particulars of this Fixed and Floating Charge in the registers of charges kept or to be kept at the registered office of the Chargor;

          (ii) make all such other filings and registrations as may be requested in writing by the Collateral Agent as may be necessary to perfect, protect and maintain the Security; and

          (iii) authorise its secretary or any person nominated by the Collateral Agent to deliver particulars of the Security created by this Fixed and Floating Charge, together with a copy of this Fixed and Floating Charge, to the Registrar of Companies in Hong Kong in accordance with Section 80 of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong);

     (B) the Chargor shall, forthwith following the execution and delivery of this Fixed and Floating Charge, and forthwith upon the opening of any H3C Debt Service Investment Account, join with the Collateral Agent in giving notice of the fixed and floating charges effected pursuant to Clause 3.1(C) and Clause 3.1(D) to the Account Bank in substantially the form set out in Schedule 1 (Notice of Charge) or as otherwise approved by the Collateral Agent and use reasonable

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          efforts to procure that the Account Bank executes the acknowledgements and agreements set out in Schedule 2 (Form of Acknowledgement);

     (C) as soon as practicable following a request by the Collateral Agent, the Chargor shall assign any material insurance policies inuring to its benefit and join with the Collateral Agent in giving notice of such assignment in a form reasonably satisfactory to the Collateral Agent to each insurance company under such insurance policies and use reasonable endeavours to procure that such insurance company acknowledges such notice in a form reasonably satisfactory to the Collateral Agent and ensure that all endorsements then existing on each of such insurance policies will be deleted, and each of such insurance policies will be endorsed substantially as set out in, and the named insured under each of the insurance policies will be amended in, a form satisfactory to the Collateral Agent;

     (D) as soon as practicable following a request by the Collateral Agent, the Chargor shall use its reasonable efforts to procure that its insurance brokers issue to the Collateral Agent the brokers' undertaking(s) in respect of the insurance policies assigned pursuant to Sub-clause (B) above in a form reasonably satisfactory to the Collateral Agent; and

     (E) the Chargor shall, at the request of the Collateral Agent or any person deriving title under the Collateral Agent, execute or do all lawful acts, assurances and things for further or more perfectly assuring the Charged Property or any part thereof to the Collateral Agent and to those deriving title under the Collateral Agent, and without prejudice to the generality of the foregoing, such assignments, transfers, mortgages, legal or other charges or securities shall be in such form as the Collateral Agent shall reasonably require and may contain provisions such as are herein contained or provisions to the same effect.

4.2  DEPOSIT OF TITLE DOCUMENTS

     In addition to the provisions of Clause 3 (Security), the Chargor shall, as soon as practicable following the request of the Collateral Agent following the execution and delivery of this Fixed and Floating Charge (or upon becoming possessed thereof at any time hereafter), deposit with the Collateral Agent or to the Collateral Agent's order all deeds, certificates and other documents (other than those relating to the shares in the Subsidiaries of the Chargor subject to the WFOE Charges) constituting or evidencing title to any material asset forming part of the Charged Property originally charged pursuant to Clause 3.1(A), (B) or (C) or subsequently becoming subject to a fixed charge hereunder pursuant to Clause 5 hereof or any part thereof (if they have not already done so) and the Collateral Agent, if held by it or to its order, shall hold or procure to be held such deeds, certificates and other documents in safe custody and clearly identified so as to be distinct from all other deeds, certificates and other documents of the Collateral Agent.

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4.3  ENDORSEMENT ON DOCUMENTS

     The Chargor, shall from time to time at the reasonable request of the Collateral Agent but at the Chargor's cost for costs reasonably incurred endorse or cause to be endorsed on documents referred to in Clause 4.2 (Deposit of Title Documents) such memoranda as the Collateral Agent may reasonably require for the purpose of referring or drawing attention to the security interests created by this Fixed and Floating Charge.

5.   PROTECTION OF SECURITY AND CRYSTALLISATION OF FLOATING CHARGE

5.1  PART CRYSTALLISATION

     The Collateral Agent shall be entitled at any time by notice in writing to the Chargor after an Event of Default to convert the floating charge created by Clause 3.1(D) into a fixed charge affecting all the property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified in such notice.

5.2  AUTOMATIC CRYSTALLISATION

     Notwithstanding Clause 5.1 (Part Crystallisation) and without prejudice to any rule of law which may have a similar effect, the floating charge shall automatically be converted with immediate effect into a fixed charge as regards all the property and assets subject to the floating charge and without notice from the Collateral Agent to the Chargor on:

     (A) the presentation of a petition for the compulsory winding up of the Chargor;

     (B) the convening of a meeting for the passing of a resolution for the voluntary winding up of the Chargor;

     (C) the presentation or making of an application for a warrant of execution, writ of fieri facias, garnishee order or charging order in respect of any material part of the property or assets of the Chargor subject to the floating charge which is not discharged within 60 days;

     (D) the Chargor creating or permitting any Lien over or with respect to any of the Charged Property, or attempting to do so without the prior consent of the Collateral Agent (other than as permitted by the Facility Agreement); or

     (E) the Security becoming enforceable in accordance with Clause 9 (Default Procedure).

5.3  RECONVERSION OF CRYSTALLISED ASSETS

     The Collateral Agent may by notice in writing to the Chargor re-convert any of the assets which has become subject to a fixed charge pursuant to Clauses 5.1 (Part Crystallisation) or 5.2 (Automatic Crystallisation) so that such asset shall again be subject to the floating charge specified in Clause 3.1(D) provided that the floating

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     charge over any asset re-converted under this Clause 5.3 (Reconversion of
     Crystallised Assets) shall be subject to the further operation of Clause
     5.1 (Part Crystallisation) or 5.2 (Automatic Crystallisation).

6.   PAYMENTS INTO AND OUT OF THE CHARGED ACCOUNTS

     (A) All dividends received from the PRC Subsidiaries shall be credited to the H3C Debt Service Account and the H3C Debt Service Reserve Account in the respective amounts provided for in section 5.21 of the Facility Agreement and the Chargor undertakes to procure that WFOE and Queenhive pay such dividends to such accounts in such respective amounts. The Chargor shall, as soon as reasonably practicable following the execution and delivery of this Fixed and Floating Charge, join with the Collateral Agent in giving notice of the security granted by Clause 3.1 to WFOE and Queenhive in substantially the form set out in Schedule 3 (Notice of Charge) or otherwise approved by the Collateral Agent and use reasonable efforts to procure that WFOE and Queenhive acknowledge and agree to the notice of charge by executing a copy of the notice of charge.

     (B) The Collateral Agent shall for so long as an Event of Default shall not have occurred and be continuing be entitled to withdraw amounts from the H3C Debt Service Account, and/or the H3C Debt Service Investment Accounts, in a manner and at a time or times provided for in, and in an amount or amounts calculated in accordance with, section
          5.21 of the Facility Agreement and transfer the same to the Borrower Debt Service Account, in each case in satisfaction of a dividend declared by the Chargor in respect of its issued share capital.

     (C) The Chargor shall for so long as an Event of Default shall not have occurred and be continuing be entitled to require the Collateral Agent to use all or any part of the balance standing to the credit of the H3C Debt Service Account and/or the H3C Debt Service Investment Accounts towards transfer to the Borrower Debt Service Account in a manner and at times provided for in, and in amounts calculated in accordance with, section 5.21 of the Facility Agreement, in each case in satisfaction of a dividend declared by the Chargor in respect of its issued share capital.

     (D) The Chargor shall for so long as an Event of Default shall not have occurred and be continuing be entitled to require the Collateral Agent to use all or any part of the balance standing to the Credit of the H3C Debt Service Account towards any investment in Cash Equivalents (or such other investments as agreed by the Collateral Agent), and the Collateral Agent shall thereupon make such investment in Cash Equivalents (or such other agreed investments) in the name of the Chargor, provided always that any such investments may only be made through the H3C Debt Service Investment Accounts and subject to the fixed charge set out in Clause 3.1(D).

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     (E)  The Collateral Agent shall however be entitled to decline to make any such discharge or investment as is mentioned in Sub-clauses (C) or (D) above if to do so would prevent the withdrawal and application of any amount in accordance with Sub-clause (B).

     (F) All interest accruing on the H3C Debt Service Account and/or the H3C Debt Service Investment Accounts shall be transferred to the credit of the H3C Debt Service Reserve Account by the Collateral Agent as and when credited to the H3C Debt Service Account or, as the case may be, the H3C Debt Service Investment Accounts.

     (G) Other than pursuant to Sub-clauses (B) to (F), no amount may be withdrawn from the H3C Debt Service Account or the H3C Debt Service Investment Accounts by the Chargor without the prior written consent of the Collateral Agent.

     (H) The Chargor shall for so long as an Event of Default shall not have occurred and be continuing be entitled to withdraw from the H3C Debt Service Reserve Account at any time and without any consent from the Collateral Agent any amount to be applied by it for any purpose in the ordinary course of business not prohibited by the Facility Agreement, and apply it for such purpose.

     (I) Other than pursuant to Sub-clause (H) above, no amount may be withdrawn from the H3C Debt Service Reserve Account by the Chargor without the prior written consent of the Collateral Agent.

     (J) The Collateral Agent shall transfer amounts from the H3C Debt Service Account and/or the H3C Debt Service Investment Accounts to the H3C Debt Service Reserve Account pursuant to and in accordance with section 5.21 of the Facility Agreement.

7.   REPRESENTATIONS

7.1  The Chargor makes the following representations:

     (A) it is duly incorporated and validly existing under the laws of Hong Kong and it has the power and capacity to enter into this Fixed and Floating Charge and grant the Security created hereunder;

     (B) it has taken all necessary action to authorise its entry into, and the creation of security and the performance of all its obligations under, this Fixed and Floating Charge and the transactions contemplated by this Fixed and Floating Charge;

     (C) the entry into and performance by it of, the creation of security under, and the transactions contemplated by, this Fixed and Floating Charge do not and will not conflict with:

          (i)  any law or regulation applicable to it;

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                                       12


          (ii) its constitutional documents; or

          (iii) any agreement or instrument binding upon or its Subsidiaries or any of its or its Subsidiaries' assets.

     (D) the execution, delivery and performance by the Chargor of its obligations under this Fixed and Floating Charge will not require any consent, approval or notice to any governmental or other regulatory body.

     (E) the obligations expressed to be assumed by it under this Fixed and Floating Charge are, subject to any general principles of law limiting its obligations, legal, valid, binding and enforceable obligations;

     (F) the security interests created under this Fixed and Floating Charge are (subject to completion of all registrations required by law) legal, valid, binding and enforceable security having the priority and ranking which they are expressed to have; and

     (G) subject only to this Fixed and Floating Charge, it is the sole legal and beneficial owner of the Charged Property and that the Charged Property is free from any Lien and any interest or claims of third parties other than interest or claims arising by operation of law affecting companies generally and Permitted Liens.

7.2 The above representations are made on the date of this Fixed and Floating Charge and are deemed to be repeated by the Chargor on each day following the date of this Fixed and Floating Charge until the termination of the Facility Agreement or this Fixed and Floating Charge, whichever is later.

8.   COVENANTS AND UNDERTAKINGS

8.1  COVENANTS AND UNDERTAKINGS OF THE CHARGOR

     The Chargor covenants and undertakes with the Collateral Agent that:

     (A) The Chargor undertakes to, within 14 days from the date of this Fixed and Floating Charge, provide evidence in form and substance satisfactory to the Collateral Agent that the particulars of this Fixed and Floating Charge have been recorded in the register of mortgages, charges and other encumbrances of the Chargor and filed with the Companies Registry of Hong Kong pursuant to Section 80 of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong);

     (B)  it shall take all such actions as are available to it:

          (i) to perfect and protect the Security intended to be conferred by it on the Collateral Agent pursuant to this Fixed and Floating Charge; and

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                                       13


          (ii) to maintain the Security intended to be conferred by it on the Collateral Agent pursuant to this Fixed and Floating Charge as first ranking security;

     (C) it shall not sell, transfer, assign, exchange or otherwise dispose of the whole or any part of the Charged Property or agree to do any of the foregoing other than as expressly permitted or provided for in the Facility Agreement or in this Fixed and Floating Charge or (with respect to the assets charged pursuant to Clause 3.1(D)) in the ordinary course of business and in accordance with the Facility Agreement;

     (D) other than as permitted by the Facility Agreement or this Fixed and Floating Charge it shall not create, incur or permit to subsist or attempt to create, incur or permit to subsist any Lien on the Charged Property;

     (E) it shall at the written request of the Collateral Agent, make all such filings and registrations, and take all such other reasonable steps, as may be necessary or desirable in connection with the creation, perfection or protection of any security which it may, or may be required to, create in connection herewith;

     (F) it shall at all times give to the Collateral Agent such information as the Collateral Agent may reasonably require in respect of the Charged Property for the purpose of the discharge of the trusts, powers, rights, duties, authorities and discretions vested in it hereunder or by operation of law;

     (G) it shall take all reasonable steps as may be required by the Collateral Agent to allow the Collateral Agent to sell or dispose of the Charged Property on or after the Security becomes enforceable; and

     (H) it shall not to do or cause or permit to be done, or omit to do anything which may in any way jeopardise the Security created hereunder.

8.2  POWER OF COLLATERAL AGENT TO REMEDY FAILURES

     If at any time the Chargor shall fail to comply with or perform any of the covenants contained in this Fixed and Floating Charge or any Credit Document, the Collateral Agent shall have the power on behalf of or in the name of the Chargor, but shall not be under any obligation, to perform the covenants and to take such steps which the Collateral Agent may in its discretion consider appropriate with a view to remedying, or mitigating the consequences of, such failure but so that the exercise of this power or the failure to exercise it shall, in no circumstances, prejudice the other rights of the Collateral Agent under this Fixed and Floating Charge or any Credit Document. The Chargor shall on demand reimburse to the Collateral Agent all proper costs, expenses and losses incurred or sustained by the Collateral Agent in connection with such steps and until such costs, expenses and losses are reimbursed the outstanding sums shall carry interest in accordance with section 2.10 of the Facility Agreement from the date when payment is due to the date of reimbursement and such outstanding sums including any accrued interest shall form part of the Secured Indebtedness. No exercise by the Collateral Agent of its powers under this Clause 8.2 (Power of Collateral Agent to Remedy Failures) shall render the Collateral Agent liable to account as a mortgagee in possession.

9.   DEFAULT PROCEDURE

     The Security shall become immediately enforceable:

     (A) automatically upon the occurrence of any Event of Default described in sections 8.1(f) or 8.1(g) of the Facility Agreement (except with respect to Excluded Subsidiaries); and

     (B) at the request of (or with the consent of) the Requisite Lenders and upon notice to the Borrower by the Administrative Agent, upon the occurrence of any other Event of Default (including those described in sections 8.1(f) or 8.1(g) of the Facility Agreement with respect to Excluded Subsidiaries).

10.  CHATTELS AND FIXTURES

     At any time after the Security has become enforceable, the Collateral Agent or any Receiver may:

     (A) dispose of any chattels owned by the Chargor forming part of the Charged Property as agent for the Chargor and without prejudice to any obligation on the part of the Collateral Agent or the Receiver to account for the proceeds of sale of such chattels; and

     (B) sever any plant machinery and other fixtures and fittings owned by the Chargor from any premises containing them and sell the same separately without the consent of the Chargor.

11.  EFFECTS OF THE SECURITY BECOMING ENFORCEABLE

11.1 EFFECTS

     After the Security (or the relevant part thereof) shall have become enforceable in accordance with Clause 9 (Default Procedure) and without prejudice to the powers of the Collateral Agent to appoint a Receiver pursuant to Clause 14 (Appointment of Receiver):

     (A) the floating charge created under Clause 3.1(D) shall automatically and immediately crystallise and operate as a fixed charge;

     (B) the Chargor's rights or power to deal with the Charged Property (whether statutory or otherwise) shall cease and the Collateral Agent shall be entitled to deal with, collect in and realise the same in such manner as the Collateral Agent thinks fit;

     (C) the Collateral Agent shall be entitled to exercise all powers in respect of the Charged Property provided in Section 51 of and The Fourth Schedule to the Conveyancing and Property Ordinance but without the necessity to comply with any restrictions imposed by the provisions of the said Section 51 or The Fourth Schedule;

     (D) the Collateral Agent may exercise all of the rights conferred on any mortgagee by law and on the Collateral Agent or on any Receiver under this Fixed and Floating Charge including, without limitation, the right to sell or otherwise dispose of, for any consideration, the whole or any part of the Charged Property in respect of which the security hereby constituted has become enforceable accordingly and, in particular the provisions of paragraph 11 of The Fourth Schedule to the Conveyancing and Property Ordinance shall not restrict the exercise by the Collateral Agent or any Receiver of its powers hereunder and the Security shall become immediately enforceable and the statutory power of sale and other powers of sale and appointing a Receiver shall become immediately exercisable without any juridical or other formality or any presentment, demand, protest or other notice of any kind on or at any time after the Security becomes enforceable;

     (E) the Collateral Agent may sell, realise or otherwise dispose of, for such consideration (whether payable immediately or by instalments) as it shall in its absolute discretion think fit (whether by private sale or otherwise), the whole or any part of the shares held by the Chargor in any Subsidiaries (other than the shares which are subject to Liens pursuant to the WFOE Charges) and the Collateral Agent may to the extent that it has not already done so, take possession of and hold all or any part of such shares and accordingly register, or cause to be registered, all or any of such shares in its own name or in the name of the Collateral Agent's nominee or assignee or in the name of any purchaser thereof and apply any shares constituting dividends or other distributions in cash as if they were proceeds of sale of such shares; and

     (F) without prejudice to the foregoing, the provisions of the Conveyancing and Property Ordinance are expressly extended (subject to Clause 11.9 (Inconsistency and Conflict)) so that the Collateral Agent may in addition to any powers granted it by applicable law, upon the Security becoming enforceable and upon and subject to the terms and conditions of the Facility Agreement):

          (i) sell all the title to and interest in the Charged Property or any interest in the same and do so in consideration of an agreement to pay all or part of the purchase price at a later date or dates, or an agreement to make periodical payments, whether or not the agreement is secured by a security or a guarantee, or for such other consideration whatsoever as the Collateral Agent may think fit, and also grant any option to purchase and effect exchanges;

          (ii) with a view to, or in connection with, the sale of the Charged Property, carry out any transaction, scheme or arrangement which the Collateral Agent considers appropriate;

          (iii) do all or any of the following things or exercise all or any of the following powers, so far as not included in paragraphs (i) and (ii) of Sub-clause (F):

               (a) take possession of, get in and collect the Charged Property and, without prejudice to the generality of the foregoing, the Collateral Agent shall be at liberty and is hereby irrevocably authorised, without any reference to or further authority from the Chargor and without giving prior notice to the Chargor or obtaining the consent of the Chargor at any time or times without any restriction whatsoever, to appropriate the moneys for the time being standing to the credit of the Accounts in or towards payment to the Collateral Agent of any or all of the moneys hereby covenanted to be paid, it being agreed that any such moneys shall be applied in accordance with section 2.16(h) of the Facility Agreement;

               (b) carry on the business of the Chargor in so far as it relates to the Charged Property as it thinks fit;

               (c) sell, exchange, license or otherwise dispose of or in any way whatsoever deal with the Charged Property for such consideration (if any) and upon such terms as it may think fit;

               (d) appoint and engage managers, agents and advisers in respect of the Charged Property upon such terms as to remuneration and otherwise and for such periods as it may determine, and to dismiss them;

               (e) bring, defend, submit to arbitration, negotiate, compromise, abandon and settle any claims and proceedings concerning the Charged Property;

               (f) transfer all or any of the Charged Property and/or any of the liabilities of the Chargor to any other company or body corporate, whether or not formed or acquired for the purpose and whether or not a subsidiary or associated company of the Collateral Agent or a company in which the Collateral Agent has an interest;

               (g) in connection with the exercise of any of its powers hereunder, execute or do, or cause or authorise to be executed or done, on behalf of or in the name of the Chargor, as it may think fit, but only in respect of the Charged Property all assurances, deeds, transactions, schemes of arrangement, documents, acts and things which it may consider appropriate and to do and exercise, in relation to the Charged Property, all such powers as it would be capable of exercising if it were the absolute beneficial owner of the same and to use the name of the Chargor for all or any of the foregoing purposes;

               (h) exercise or permit any other person to exercise any powers, rights, remedies or privileges in respect of the Charged Property;

               (i) exercise any of the powers and perform any of the duties conferred on the Chargor by any Credit Document or any statute, deed or contract;

               (j) disclaim, discharge, abandon, disregard, alter or amend all or any of the outstanding contracts of the Chargor but only in respect of the Charged Property and allow time for payment of any monies either with or without security;

               (k) make and effect insurances in respect of the Charged Property and submit claims thereunder;

               (l) do all such other acts and things as it may consider necessary, incidental or conducive to the exercise of any of the powers hereby conferred;

               (m) generally use the name of the Chargor and its corporate seal (where appropriate) in the exercise of all or any of the powers hereby conferred;

               (n) in respect of the Charged Property, sanction or confirm anything done by the Chargor and concur with the Chargor in any dealing not hereinbefore specifically mentioned; and

               (o) generally carry out, cause or authorise to be carried out any transaction, scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Charged Property which it may consider expedient as effectually as if it were solely and absolutely entitled to the Charged Property.

11.2 ENTITLEMENT TO PAY EXPENSES AND OUTGOINGS

     Subject to the order of priority of payments set out in section 2.16(h) of the Facility Agreement, the Collateral Agent may pay and discharge the expenses incurred (whether by the Collateral Agent, any Receiver or any other person) in and about the carrying on and management of any such business as contemplated by Clause 11.1 (Effects) or in the exercise of any of the powers conferred by Clause 11.1 (Effects) or otherwise in respect of the Charged Property and all outgoings which it shall think fit to pay out of the profits and income of the Charged Property and the moneys received by it in carrying out any business as contemplated by Clause 11.1 (Effects) and may apply the residue of the said profits, income and moneys in the manner provided by section 2.16(h) of the Facility Agreement provided that any such expenses shall, in any event, to the extent not fully paid or discharged, form or shall be deemed to form part of the Secured Indebtedness.

11.3 NO WAIVER

     No failure or delay on the part of the Collateral Agent or any Receiver to exercise any right, power or remedy under this Fixed and Floating Charge will operate as a waiver thereof nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

11.4 WAIVERS TO BE IN WRITING

     Any waiver and any consent by the Collateral Agent under this Fixed and Floating Charge must be in writing, be express and not implied and may be given subject to any conditions which the Collateral Agent considers fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

11.5 NO OBLIGATION TO INSURE

     Notwithstanding any provisions to the contrary, the Collateral Agent shall not be under any obligation to insure any of the Charged Property or the title deeds or other evidence in respect thereof and shall not be responsible for any loss which may be suffered as a result of the lack of or inadequacy of any such insurance.

11.6 NO RESPONSIBILITY FOR LOSSES

     The Collateral Agent shall not be responsible for any loss or diminution in the value occasioned to the Charged Property by any act or omission of the Chargor or any prior ranking encumbrancer or any other person.

11.7 NO RESPONSIBILITY FOR TAX

     The Collateral Agent shall have no responsibility whatsoever to any person as regards any deficiency which might arise because the Collateral Agent is subject to any tax in respect of the Charged Property or any part thereof on any income therefrom or any proceeds thereof.

11.8 NO LIABILITY

     The Collateral Agent shall not be liable for any failure, omission or defect in perfecting the Security or any security created by the Facility Agreement or any of the Credit Documents.

11.9 INCONSISTENCY AND CONFLICT

     To the maximum extent permitted by applicable law, where any inconsistency or conflict exists between the provisions of this Fixed and Floating Charge and the provisions of any applicable law (including without limitation the Conveyancing and Property Ordinance and the Trustee Ordinance (Chapter 29 of the Laws of Hong Kong)), the provisions of this Fixed and Floating Charge shall prevail and such inconsistent or conflicting provisions shall be deemed to be expressly negated or modified hereby provided that none of the foregoing shall be construed as a limitation on the powers of any Receiver.

11.10 NO EXEMPTION

     Nothing in this Fixed and Floating Charge shall exempt the Collateral Agent from or indemnify it against any liability which would by rule of law or otherwise attach to it in respect of any act of negligence or wilful default which it may have committed in relation to its duties and/or discretions under this Fixed and Floating Charge.

12.  PRESERVATION OF RIGHTS

12.1 SECURITY ADDITIONAL

     The Security and the rights given to the Collateral Agent under this Fixed and Floating Charge shall be in addition to and shall be independent of every guarantee, indemnity or other security which the Collateral Agent may at any time hold for the Secured Indebtedness and it is hereby declared that no prior security held by the Collateral Agent over the whole or any part of the Charged Property shall merge in the Security.

12.2 SECURITY CONTINUING

     The Security and the rights given to the Collateral Agent under this Fixed and Floating Charge shall be a continuing security notwithstanding the winding-up or dissolution of the Chargor or any partial payment, settlement of account or other matter whatsoever and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by any intermediate repayment in satisfaction of all or any of the Secured Indebtedness and shall continue in full force and effect until the Secured Indebtedness has been discharged and satisfied in full.

12.3 INDULGENCE AND RELEASE

     The Collateral Agent may (with the prior written consent of the Requisite Lenders) in its discretion grant time or other indulgence, or make any other arrangement, variation or release with, the Chargor or any other person (whether or not party hereto and whether or not jointly liable with the Chargor) in respect of the Secured Indebtedness or of any other security therefor or guarantee in respect thereof without prejudice either to the Security or to the liability of the Chargor for the Secured Indebtedness.

12.4 RIGHTS CUMULATIVE

     The rights, powers and remedies provided in this Fixed and Floating Charge are cumulative and are not, nor are they to be construed as, exclusive of any rights, power or remedies provided by law.

12.5 SECURITY NOT AFFECTED

     Neither the Security nor any of the rights, powers and remedies conferred upon the Collateral Agent or any Receiver (or their respective delegates) by this Fixed and Floating Charge or by law nor the liability of the Chargor hereunder shall be discharged, impaired or otherwise affected by:

     (A) any time, waiver or consent granted, or any other indulgence or concession granted, by the Collateral Agent or any other Secured Party to the Chargor or any other person; or

     (B) the taking, holding, variation, compromise, exchange, renewal, realisation or release by the Collateral Agent or any other Secured Party or any other person of any rights under or in connection with a Credit Document, any other security, guarantee, indemnity or other document; or

     (C) the refusal or failure to take up, hold, realise, perfect or enforce by the Collateral Agent or any other Secured Party or any other person any rights under or in connection with a Credit Document, any other security, guarantee, indemnity or other document (including, without limitation, any failure to comply with any formality or other requirement or any failure to realise the full value of any security); or

     (D) the existence of any claim, set-off or other right which the Chargor may have at any time against the Collateral Agent or any other Secured Party or any other person; or

     (E) the making or absence of any demand for payment or discharge of any Secured Indebtedness on the Chargor or any other person, whether by the Collateral Agent or any other Secured Party or any other person; or

     (F) any arrangement, compromise or settlement entered into by the Collateral Agent or any other Secured Party with the Chargor or any other person; or

     (G) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of the Chargor under a Credit Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order; or

     (H) any variation, amendment, waiver, release, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature) or replacement of any Credit Document, or any other security, guarantee, indemnity or other document; or

     (I) any amendment, variation, novation, supplementation or replacement of any agreement between the Secured Parties; or

     (J) any unenforceability, illegality or invalidity of any obligation of any person under any Credit Document or any other security, guarantee, indemnity or other document; or

     (K) any of the obligations of the Chargor under any of Credit Document or under any other Lien taken in respect of the obligations of the Chargor under any Credit Document being or becoming illegal, invalid, unenforceable, ineffective or impaired in any respect; or

     (L) any amalgamation, merger or reconstruction that may be effected by the Collateral Agent with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of the Collateral Agent to any other person; or

     (M) any amalgamation, merger or reconstruction (other than as part of a solvent reconstruction or amalgamation the terms of which have been approved by the Collateral Agent), reorganisation, administration, administrative or other receivership or dissolution or liquidation entry into a voluntary arrangement of the Chargor or any other person; or

     (N) the insolvency, bankruptcy, winding-up or dissolution of the Chargor or any change in its status, function, control or ownership; or

     (O)  any change in the constitution of the Chargor; or

     (P) any incapacity, lack of power, authority or legal personality of the Chargor to enter into or perform any of its obligations under any Credit Document or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on their behalf; or

     (Q) any exercise, omission to exercise, compromise, renewal or release of any rights against the Chargor; or

     (R) any invalidity or irregularity in the execution of this Fixed and Floating Charge or any other Credit Document; or

     (S) any other act (save for an act of release and discharge by the Collateral Agent in accordance with this Agreement), event or omission which, but for this Clause 12.5 (Security Not Affected) might operate to discharge, impair or otherwise affect the Security or the liability of the Chargor for the Secured Indebtedness or any of the rights, powers or remedies conferred upon the

          Collateral Agent or any Receiver (or their respective delegates) by this Fixed and Floating Charge or by law or the liability of the Chargor hereunder.

     Without prejudice to the generality of this Clause 12.5 (Security Not Affected), the Chargor expressly confirms that it intends that its liability for the Secured Indebtedness and its obligations under this Fixed and Floating Charge shall extend from time to time to any variation, increase, extension, addition or replacement (however fundamental) of or to any of the Credit Documents and/or any facility or amount made available under any of the Credit Documents.

12.6 NO PREJUDICE TO OTHER SECURITY

     Nothing contained in this Fixed and Floating Charge is intended to, or shall operate so as to, prejudice or affect any guarantee, indemnity or other security of any kind whatsoever which the Collateral Agent may have for the Secured Indebtedness or any right, remedy or privilege of the Collateral Agent thereunder.

12.7 SCOPE OF RELEASE

     Any receipt, release or discharge of the Security or of any liability arising under this Fixed and Floating Charge may be given by the Collateral Agent and, unless expressly stated otherwise, shall not release or discharge the Chargor from any liability for the same or any other monies which may exist independently of this Fixed and Floating Charge. Where such receipt, release or discharge relates only to part of the Charged Property such receipt, release or discharge shall not prejudice or affect the Security in relation to the remainder of the Charged Property, unless expressly stated otherwise.

12.8 FURTHER ADVANCES

     The security created by this Fixed and Floating Charge is intended to secure any further advances made by the Lenders pursuant to the terms of the Facility Agreement.

12.9 DISCHARGE CONDITIONAL

     Any settlement, reassignment, release or discharge between the Chargor on the one part and the Collateral Agent or any Receiver (or their respective delegates) on the other (the Collateral Agent, any Receiver and their respective delegates being referred to in this Clause 12.9 (Discharge Conditional) as the "TRANSACTION PERSON(S)") shall be conditional upon no security or payment by any person in respect of the Secured Indebtedness being avoided or reduced by virtue of any provisions of law or enactments (including but not limited to those relating to bankruptcy, insolvency or liquidation) for the time being in force and, in the event of any such security or payment being so avoided or reduced, the Transaction Person(s) shall be entitled, to recover the value or amount of such payment and the Security subsequently as if such settlement or discharge had not occurred but so that nothing herein shall confer on any Transaction Persons the right to claim under this Clause 12.8 (Discharge Conditional) for more than the Collateral Agent would be entitled to claim in aggregate hereunder in respect of such avoided or reduced security or payment provided that any such Settlement, reassignment, release or discharge shall become unconditional upon the expiry of one month after the maximum period within which such settlement, reassignment, release or discharge can be avoided or reduced.

12.10 NO CONDITIONS TO EXERCISE OF RIGHTS

     Neither the Collateral Agent nor any Receiver nor any of their respective delegates shall be obliged before exercising any of the rights, powers or remedies conferred upon them by this Fixed and Floating Charge or by law:

     (A) to take any action or obtain judgment in any court against the Chargor;

     (B) to make or file any claim or proof in a winding-up or dissolution of the Chargor; or

     (C) to enforce or seek to enforce the recovery of any moneys and liabilities hereby secured or any other security taken in respect of any of the obligations of the Chargor under any of the Credit Documents.

12.11 NEW ACCOUNT

     At any time following (a) the Collateral Agent receiving notice (either actual or constructive) of any subsequent charge affecting the Charged Property or (b) the Collateral Agent receives notice of any assignment or disposition affecting all or any part of the Charged Property or any interest therein to which the Collateral Agent has not given its approval or (c) the commencement of the insolvency, administration, reorganisation, liquidation or dissolution of, or any analogous proceeding in respect of, of the Chargor, the Collateral Agent may open a new account in the name of the Chargor (whether or not it permits any existing account to continue). If the Collateral Agent does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced. Thereafter, all payments made by the Chargor to the Collateral Agent or received by the Collateral Agent for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Deed at the time when the Collateral Agent received or was deemed to have received such notice or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced.

12.12 SUSPENSE ACCOUNT(S)

     All monies received, recovered or realised by the Collateral Agent or a Receiver under this Fixed and Floating Charge (including the proceeds of any conversion of currency) after the security created hereunder has become enforceable, except where such monies together with all other monies received, recovered or realised by the Collateral Agent or any Receiver under this Fixed and Floating Charge are sufficient to satisfy and discharge the Secured Indebtedness in full, may in the discretion of the Collateral Agent or the Receiver (provided that such action has first been approved by the Collateral Agent) be credited to any suspense or impersonal account in the name of the Collateral Agent at the Account Bank and may be held in such account for so long as the Collateral Agent may think fit (with interest accruing thereon at such market rate, if any, as the Collateral Agent may deem fit) pending their application from time to time (as the Collateral Agent shall be entitled to do in its discretion) in or towards satisfaction of the Secured Indebtedness in accordance with the terms of this Fixed and Floating Charge. Save as provided above, no party shall be entitled to withdraw any amount at any time standing to the credit of any such suspense or impersonal account.

13.  PROTECTION OF PURCHASERS

     No purchaser or other person dealing with the Collateral Agent or its delegate or any Receiver appointed hereunder shall be bound to see or inquire whether the right of the Collateral Agent or such Receiver to exercise any of its or his powers has arisen or become exercisable or be concerned to see whether any such delegation by the Collateral Agent shall have lapsed for any reason or been revoked. Any sale or other dealing by the Collateral Agent or its delegate or any Receiver of or with the Charged Property and any part thereof shall be deemed to be within the power of the person effecting the same and the receipt by such person of the purchase or other moneys connected therewith shall effectively discharge the purchaser or other party to such dealing who shall not be concerned with the manner of application of the proceeds of sale or other dealing or be in any way answerable therefor.

14.  APPOINTMENT OF RECEIVER

14.1 APPOINTMENT AND REMOVAL

     The Collateral Agent may if requested by the Chargor or at any time after the Security (or the relevant part thereof) shall have become enforceable in accordance with Clause 9 (Default Procedure), appoint one or more persons to be a Receiver or Receivers of the whole or any part of the Charged Property. The Collateral Agent may:

     (A)  remove any Receiver previously appointed hereunder; and

     (B) appoint another person or other persons as Receiver or Receivers, either in the place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver or Receivers previously appointed hereunder.

     If at any time and by virtue of any such appointment(s) any two or more persons shall hold office as Receivers of the same assets or income, each one of such Receivers shall be entitled (unless the contrary shall be stated in any of the deed(s) or other instrument(s) appointing them) to exercise all the powers and discretions hereby conferred on Receivers individually and to the exclusion of the other or others of them.

14.2 POWERS OF RECEIVERS

     Every Receiver for the time being holding office by virtue of an appointment made by the Collateral Agent hereunder shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have, in relation to the Charged Property, or as the case may be, that part of the Charged Property in respect of which he was appointed:

     (A) all the powers (as varied and extended by the provisions hereof) conferred by the Conveyancing and Property Ordinance or otherwise by law on mortgagees (whether or not in possession) and receivers appointed under the Conveyancing and Property Ordinance; and

     (B) the power in the name or on behalf and at the cost of the Chargor to exercise all the powers and rights of an absolute owner of the Charged Property or the relevant part thereof and do or omit to do anything which the Chargor could do.

14.3 ADDITIONAL POWERS OF RECEIVERS

     In addition and without prejudice to the generality of the foregoing every Receiver shall (notwithstanding any winding-up or dissolution of the Chargor) have the powers specified in Clause 11.1 (Effects).

14.4 RECEIVER TO BE AGENT OF THE CHARGOR

     Every Receiver so appointed shall be deemed at all times and for all purposes to be the agent of the Chargor and the Chargor shall be solely responsible, jointly and severally, for the acts and defaults of such Receiver (save in the case of the fraud, negligence, wilful default, breach of duty or breach of trust in relation to duties by such Receiver) and for payment of such Receiver's remuneration in respect thereof.

14.5 REMUNERATION OF RECEIVER

     Every Receiver shall be entitled to remuneration for his services at a reasonable rate to be fixed by agreement between him and the Collateral Agent (or, failing such agreement, to be fixed by the Collateral Agent) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm.

14.6 MONIES ACTUALLY PAID BY RECEIVER

     Only monies actually paid by the Receiver to the Collateral Agent in satisfaction of the Secured Indebtedness shall be capable of being applied by the Collateral Agent in satisfaction thereof. The Receiver shall pay over to the Collateral Agent any monies realised by the Receiver as a result of the enforcement of the Security (other than monies paid into a suspense account by such Receiver in accordance with Clause 12.12 (Suspense Account(s)).

14.7 LIMITATION OF LIABILITY

     (A) Neither the Collateral Agent nor the Receiver nor any Attorney (as defined in Clause 16 (Power of Attorney) or agent of such party shall be liable to any person in respect of any loss or damage whatsoever which arises out of the realisation of the Charged Property or any part thereof or from any act, default or omission in relation to the Security or from any exercise or non-exercise, or the attempted or purported exercise of, or the failure to exercise any of their respective powers, authorities or discretions conferred upon them in relation to the Security or any part of it, unless such loss or damage is caused by its or his negligence, wilful default, breach of duty, breach of trust or fraud.

     (B) Without prejudice to the generality of Sub-clause (A), entry into possession of the Charged Property shall not render the Collateral Agent or the Receiver liable to account as mortgagee in possession or liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable unless such loss or damage is caused by its negligence, wilful default, breach of duty, breach of trust or fraud and, if and whenever the Collateral Agent or the Receiver enters into possession of the Charged Property, it shall be entitled at any time to go out of such possession.

14.8 POWER OF APPOINTMENT ADDITIONAL

     The foregoing powers of appointment of a Receiver shall be in addition to and not to the prejudice of all statutory and other powers of the Collateral Agent under the Conveyancing and Property Ordinance (and so that the statutory power of sale shall be exercisable without regard to paragraph 11 of the Fourth Schedule to the said Ordinance) or otherwise and so that such powers shall be and remain exercisable by the Collateral Agent in respect of any part of the Charged Property in respect of which no Receiver has been appointed and notwithstanding that an appointment under the provisions of this Clause 12 (Appointment of Receiver) shall have subsisted and been withdrawn in respect of that property or shall be subsisting in respect of any other part of the Charged Property.

15.  INDEMNITY

15.1 INDEMNITY

     Without prejudice to any right at law given to trustees, the Chargor further covenants with and undertakes to each of the Collateral Agent and any Receiver or Receivers fully to indemnify and keep indemnified it from and against all liabilities, losses, damages, costs and expenses (including legal costs and expenses), charges, actions, proceedings, claims and demands or any other obligation or liability (including, without limitation, in respect of taxes, duties, levies, imposts and other charges any indemnity and other amounts which the Collateral Agent is or would become obliged to pay, upon payment by the Chargor, under such indemnity) which it may properly incur (except, having regard to the provisions of any Credit Document, insofar as they are incurred because of fraud, negligence, wilful default or breach of trust on the part of it whether before or after the Security becomes enforceable):

     (A) in consequence of anything done or purported to be done by the Collateral Agent or any Receiver in relation to the Charged Property or under this Fixed and Floating Charge or any Credit Document as a result of or in connection with any failure by the Chargor to comply with its obligations thereunder to the Collateral Agent or any Receiver; or

     (B) in consequence of any payment in respect of the Secured Indebtedness (whether made by the Chargor or a third party) being impeached or declared void for any reason whatsoever; or

     (C) in consequence of the breach or non-performance by the Chargor of any of their respective warranties, representations, covenants or undertakings herein contained or otherwise relating to all or any part of the Charged Property; or

     (D) in connection with the realisation of the Charged Property (including the costs of any proceedings in relation to this Fixed and Floating Charge or to the Secured Indebtedness).

15.2 INTEREST

     The amounts payable to the Collateral Agent or the Receiver under Clauses
     15.1 (Indemnity) and 18 (Stamp Duty and Taxes) shall carry interest in accordance with section 2.10 of the Facility Agreement from the date on which they were paid or incurred by the Collateral Agent or the Receiver (as the case may be) to the date of actual payment to the Collateral Agent or, as the case may be, the Receiver under the aforementioned clauses as well after as before any judgment and such amounts and interest may be debited by the Collateral Agent to any account of the Chargor, but shall, in any event (to the extent not fully paid or discharged), form part of the Secured Indebtedness and accordingly be secured on the Charged Property under the Security.

16.  POWER OF ATTORNEY

16.1 APPOINTMENT AND POWERS

     The Chargor hereby irrevocably appoints the following (each an "ATTORNEY" and collectively the "ATTORNEYS", and acting solely or jointly with the other Attorneys), namely:

     (A)  the Collateral Agent;

     (B) each and every person to whom the Collateral Agent shall from time to time have duly delegated the exercise of the power of attorney conferred by this Clause 16.1 (Appointment and Powers); and

     (C) any Receiver appointed hereunder and for the time being holding office, to be its attorney or attorneys and in its name and otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required (or which the Collateral Agent, any person falling within Sub-clause (B) or any Receiver appointed hereunder shall reasonably consider requisite) for carrying out any obligation imposed on the Chargor, as the case may be, by or pursuant to this Fixed and Floating Charge (including but not limited to the obligations of the Chargor under Clause 4.1 (Further Deeds and Documents) and the covenants referred to in Clause 4.1 (Further Deeds and Documents)), for carrying out any sale, lease or other dealing by the Collateral Agent or any such Receiver into effect, for conveying or transferring any legal estate or other interest in the Charged Property, for getting in the Charged Property, and generally for enabling the Collateral Agent or any person falling within Sub-clause (B) or any Receiver to exercise the respective powers conferred on them by or pursuant to this Fixed and Floating Charge or by law provided that the power contained in this Clause
     16.1 (Appointment and Powers) shall not be exercisable unless and until the Security shall have become enforceable. The exercise of such power by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver shall not put any person dealing with it upon any enquiry as to whether a Event of Default shall have occurred. Each of the Collateral Agent, any person falling within Sub-clause (B) and any Receiver shall have full power to delegate the power conferred on it by Clause 16.1 (Appointment and Powers), but no such delegation shall preclude the subsequent exercise of such power by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver (as the case may be) itself or preclude the Collateral Agent or any person falling within Sub-clause
     (B) or any Receiver (as the case may be) from making a subsequent delegation thereof to some other person; any such delegation may be revoked by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver (as the case may be) at any time.

16.2 RATIFICATION

     The Chargor shall ratify and confirm all transactions lawfully and properly entered into by the Collateral Agent or any Receiver or delegate of the Collateral Agent in the exercise of the Collateral Agent's or such Receiver's respective powers and all transactions lawfully and properly entered into, documents executed and things done by the Collateral Agent or such Receiver or delegate by virtue of the power of attorney given by Clause 16.1 (Appointment and Powers).

16.3 ACKNOWLEDGEMENT OF CONSIDERATION

     The power of attorney hereby granted is as regards the Collateral Agent, its delegates and any such Receiver (and as the Chargor hereby acknowledges) granted irrevocably and severally, for value and for security as part of the Security to secure the several proprietary interests of and the performance of obligations owed to the respective donees within the meaning of the Powers of Attorney Ordinance.

17.  SET-OFF AND CURRENCY

17.1 CURRENCY OF ACCOUNT

     (A) Except where specifically provided otherwise, US dollars are the currency of account and payment for each and every sum at any time due to the Collateral Agent hereunder provided that payments in respect of costs and expenses may be made in Hong Kong dollars if incurred in Hong Kong dollars.

     (B) If any sum due from the Chargor under this Fixed and Floating Charge or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Chargor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto then:

          (i) the Chargor shall indemnify and hold harmless the Collateral Agent from and against any loss suffered except to the extent that such loss is suffered as a result of or in connection with the Collateral Agent's own fraud, negligence, wilful default, breach of duty or breach of trust; and

          (ii) the Collateral Agent shall account to the Chargor for the amount by which any sum realised by it exceeds the aggregate amount of all sums owing to it by the Chargor at the time at which such profit is realised provided that the Collateral Agent shall only be required to make any payment to the Chargor in relation thereto if at such time all the payment obligations of the Chargor hereunder to the Collateral Agent are satisfied, in each case where such loss or excess arises as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (2) the rate or rates of exchange at which the Collateral Agent may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

17.2 SET-OFF

     The Chargor waives, and (where incapable of waiver) agrees not to exercise (unless required to do so by law), any right of set-off or netting, whether conferred by agreement or law, which it may have against the Collateral Agent so that it does not reduce any amount payable by it to the Collateral Agent under this Fixed and Floating Charge.

17.3 CURRENCY CONVERSION

     For the purpose of the satisfaction of the Secured Indebtedness or for the purpose of crediting any monies to the Accounts or any suspense account pursuant to Clause 12.12 (Suspense Account(s)) or making any application therefrom or for any other purpose in connection with this Fixed and Floating Charge, the Collateral Agent may (unless otherwise required by law) convert any monies received, recovered or realised or subject to application by the Collateral Agent under this Fixed and Floating Charge or any monies to be credited to any such account (including the proceeds of any previous conversion under this Clause 17 (Set-off and Currency)) from their existing currency of denomination into such other currency of denomination as the Collateral Agent may reasonably think fit and any such conversion shall be effected at such rate or rates of exchange as may be agreed by the Collateral Agent in consultation with the Chargor as being relevant and any rate, method and date so agreed shall be binding on the Chargor and any costs, expenses or commissions incurred in effecting any such conversion shall be deducted from the proceeds of any such conversion.

18.  STAMP DUTY AND TAXES

     The Chargor shall pay all stamp duties, land registry and similar fees, filing and registration fees and other transaction taxes required in relation to or for the purpose of procuring the execution, validity and enforceability of this Fixed and Floating Charge and the Security and shall indemnify the Collateral Agent and each Receiver appointed hereunder against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying the same on a full indemnity basis.

19.  AMENDMENTS

     This Fixed and Floating Charge may not be amended, modified or waived in any respect whatsoever, without the prior written consent of the Collateral Agent given with express reference to this Clause 19 (Amendments) and expressly stated to be intended to operate as the Collateral Agent's consent to such amendment, modification or waiver on behalf of the Requisite Lenders.

20.  APPLICATION TO COURT

     The Collateral Agent may, at any time after the Security has become enforceable, apply to the court for an order that the terms of this Fixed and Floating Charge be carried into execution under the direction of the Court and for the appointment of a Receiver of the Charged Property or any part thereof and for any other order in relation to the administration of the terms of this Fixed and Floating Charge as the Collateral Agent shall deem fit and it may assent to or approve any application to the Court made at the instance of the Collateral Agent or on its behalf and the Collateral Agent shall be indemnified by the Chargor against all costs, charges and expenses properly incurred by it in relation to any such application or proceedings.

21.  PARTIAL INVALIDITY

     Every provision contained in this Fixed and Floating Charge shall be severable and distinct from every other such provision and if at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

22.  NOTICES

22.1 COMMUNICATIONS IN WRITING

     Each communication to be made hereunder shall be made in writing and, unless otherwise stated, shall be made by facsimile or letter.

22.2 ADDRESSES

     Any communication or document to be made or delivered by one person to another pursuant to this Fixed and Floating Charge shall (unless that other person has by 15 days' written notice to the one specified another address department, officer or person as the case may be) be made or delivered to that other person at the address identified with its signature below and shall be deemed to have been made or delivered (in the case of any communication made by letter) when left at that address during normal business hours on a Business Day (or on the next Business Day if not left during normal business hours on a Business Day) or (as the case may be) 5 days (in the case of local post) and 10 days (in the case of overseas post) after being deposited in the post postage prepaid in an envelope addressed to it at that address marked for the attention of any specified department, officer or person or (in the case of any communication made by facsimile transmission) when sent to the correct facsimile number of the addressee identified with its signature below and received in whole and in legible form by such addressee provided that any communication or document to be made or delivered by the Chargor or the Collateral Agent shall be effective only when received by the Chargor or the Collateral Agent, as appropriate, and then only if the same is expressly marked for the attention of the department, officer or person identified below with the signature of the relevant addressee (or such other department, officer or person as the relevant addressee shall from time to time and in each case by not less than 3 days' prior notice in writing to the parties hereto have specified for this purpose).

22.3 ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to this Fixed and Floating Charge shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

23.  ASSIGNMENT

     The Collateral Agent may assign its rights and obligations under this Fixed and Floating Charge to any successor under the Facility Agreement in accordance with section 9.7 of the Facility Agreement.

24.  COSTS AND EXPENSES

     The Chargor further covenants with and undertakes to the Collateral Agent and any Receiver appointed by the Collateral Agent hereunder or by law (including more than one such receiver and any substitute receiver) to reimburse or pay to the Collateral Agent or such Receiver (on the basis of full indemnity) the amount of all proper costs, charges, liabilities and expenses including costs, charges or expenses incurred by the Collateral Agent or such Receiver or any attorney, manager, agent or delegate in connection with:

     (A) the negotiation, preparation, registration, perfection, preservation or enforcement of this Fixed and Floating Charge and any other document relating thereto; and

     (B) the proper exercise or the attempted proper exercise by or on behalf of the Collateral Agent or such Receiver of any of the powers of the Collateral Agent or such Receiver or any other action properly taken by or on behalf of the Collateral Agent with a view to or in connection with the enforcement of any obligations of the Chargor under any of the Credit Documents or the recovery by the Collateral Agent or any such Receiver from the Chargor of the Secured Indebtedness then due and payable.

25.  CERTIFICATES AND DETERMINATIONS

     For all purposes, including any Proceedings (as defined in Clause 27.3):

     (a)  a determination by the Collateral Agent; or

     (b)  a copy of a certificate signed by an officer of the Collateral Agent,

     of the amount of any indebtedness comprised in the Secured Indebtedness for the time being or at any time shall, in the absence of manifest error, be conclusive evidence against the Chargor as to the amount thereof.

26.  GOVERNING LAW

     This Fixed and Floating Charge is governed by Hong Kong law.

27.  JURISDICTION

27.1 HONG KONG COURTS

     The courts of Hong Kong have non-exclusive jurisdiction to settle any dispute (a "DISPUTE") arising out of or in connection with this Fixed and Floating Charge (including a dispute regarding the existence, validity or termination of this Fixed and Floating Charge or the consequences of its nullity).

27.2 CONVENIENT FORUM

     The parties agree that the court of Hong Kong are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

27.3 NON-EXCLUSIVE JURISDICTION

     This Clause 27 (Jurisdiction) is for the benefit of all parties hereto other than the Borrower and the Chargor. As a result and notwithstanding Clause 27.1 (Hong Kong Courts), it does not prevent any party hereto other than the Chargor from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other courts with jurisdiction. To the extent allowed by law, the parties hereto other than the Chargor may take concurrent Proceedings in any number of jurisdictions.

28.  EXECUTION AND COUNTERPARTS

     This Fixed and Floating Charge may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Fixed and Floating Charge.

IN WITNESS WHEREOF the parties hereto have caused this Fixed and Floating Charge to be duly executed the day and year first above written.

                                   SCHEDULE 1
                                NOTICE OF CHARGE

                             [LETTERHEAD OF CHARGOR]

To: INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
    33RD FLOOR, ICBC TOWER
    3 GARDEN ROAD
    CENTRAL, HONG KONG

                                                                  ___ MARCH 2007

Dear Sirs,

                                NOTICE OF CHARGE

We refer to our US dollar interest-bearing deposit accounts (number __________ designated " ______________________________" and number ____________________
designated " ______________________________") with you (the "ACCOUNTS").

A copy of a fixed and floating charge dated ___ March 2007 (the "FIXED AND FLOATING CHARGE") and made between ourselves and Industrial and Commercial Bank of China (Asia) Limited (as agent and trustee for the Secured Parties) (the "COLLATERAL AGENT") is enclosed for your attention and we request that you take note of its provisions, in particular, the undertaking from the Chargor that it shall not create any security over the Charged Property (Clause 8.1(D)).

Words and expressions defined in the Fixed and Floating Charge shall, unless otherwise defined herein, have the same meaning in this notice.

We give you notice of the Fixed and Floating Charge and, for the purposes of the Fixed and Floating Charge, we irrevocably and unconditionally instruct and authorise you (notwithstanding any previous instructions which we may have given you to the contrary) as follows:

(a) To disclose to the Collateral Agent, without any reference to or further authority from us and without any enquiry by you as to the justification for such disclosure, such information relating to the Accounts and all credit balances now or at any time in future on the Accounts, all debts from time to time represented by such credit balances and all our other rights accruing or arising in relation to the Accounts (the "DEPOSIT") as the Collateral Agent may, at any time and from time to time, request you to disclose to it.

(b) To at all times hold the Deposit relating to the H3C Debt Service Account to the exclusive order of the Collateral Agent.

(c) To hold the part of the Deposit relating to the (i) H3C Debt Service Reserve Account to the exclusive order of the Collateral Agent upon receiving notice from the Collateral Agent that there has occurred an Event of Default or (ii conversion of the floating charge created by Clause 3.1(D) into a fixed charge pursuant to Clause 5.1 or 5.2, subject to any reconversation pursuant to Clause 5.3.

(d) To, immediately upon receiving notice from the Collateral Agent that the Security has become enforceable, comply with the terms of any written notice statement or instructions (including any instructions as to the payment of the Deposit (or any part of it), the renewal or extension of the term of the Deposit, or the breaking of the term of the Deposit) in any way relating or purporting to relate to the Fixed and Floating Charge and/or the Accounts and/or the Deposit which you may receive at any time and from time to time from the Collateral Agent without any reference to or further authority from us and without any enquiry by you as to the justification for such notice, statement or instructions or the validity thereof.

(e) To advise us of any withdrawals or transfer of moneys from the Accounts as soon as practicable.

The instructions and authorisations which are contained in this letter shall remain in full force and effect until the Collateral Agent gives you notice in writing revoking them. This notice is governed by Hong Kong law.

Please acknowledge receipt of this notice and confirm your agreement to it, by executing and returning an original copy of the Form of Acknowledgement attached to this notice to the Collateral Agent at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong with a copy to us.

                                        Yours faithfully,


                                        ----------------------------------------
                                        For and on behalf of
                                        Huawei-3Com Co., Limited

                                   SCHEDULE 2
                             FORM OF ACKNOWLEDGEMENT

                              [LETTERHEAD OF ICBC]

To: INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
    33RD FLOOR, ICBC TOWER
    3 GARDEN ROAD
    CENTRAL, HONG KONG

    (as agent and trustee for the Secured Parties, the "COLLATERAL AGENT")

With a copy to:

    Huawei-3Com Co., Limited

    Suites 3013-3014,
    30/F One International Finance Centre,
    1 Harbour View Street, Central,
    Hong Kong
    (the "COMPANY")

                                                                  ___ MARCH 2007

Dear Sirs,

                       ACKNOWLEDGEMENT OF NOTICE OF CHARGE

We acknowledge receipt of a Notice of Charge dated ___ March 2007 (the "NOTICE") (a copy of which is attached to this letter) and the copy of the Fixed and Floating Charge enclosed with the Notice. We take note of the provisions contained in the Charge, in particular, the undertaking made by the Chargor under Clause 8.1(D). Words and expressions defined in the Notice and the Fixed and Floating Charge shall have the same meanings in this letter.

In consideration of the Secured Parties agreeing to provide finance and financial support pursuant to the Credit Documents, we represent and undertake to the Collateral Agent in the terms set out in this letter.

(a)  We will act in accordance and comply with the terms of the Notice.

(b) No mortgage, charge, pledge, lien, security assignment, hypothecation or trust arrangement for the purpose of providing security and any other encumbrance or security interest of any kind having the effect of securing any obligation of any person (including, without limitation, the deposit of moneys or property with a person with the intention of affording such person a right of lien, set-off, combination or counter-claim) and any other agreement or any other type of arrangement having a similar effect (including, without limitation, any "flawed-asset" or "hold back" arrangement) exists in our favour on, over or with respect to the Accounts or the Deposit or any part thereof.

(c) No rights of counter-claim, rights of set-off or combination of accounts or any other equities whatsoever have arisen in our favour against the Company in respect of the Accounts or the Deposit or any part thereof, and we shall not assert or seek to exercise any such rights or equities.

(d) We have not, as at the date hereof, received any notice that any other person has or will have any right or interest whatsoever in, or has made or will be making any claim or demand or be taking any action whatsoever against, the Accounts or the Deposit or any part thereof, and if, after the date hereof, we receive any such notice, we shall immediately give written notice thereof to the Collateral Agent.

We have made the representations and given the undertakings set out in this letter in the knowledge that they are required by the Collateral Agent in connection with the security which has been granted by the Company in favour of the Collateral Agent under the Fixed and Floating Charge.

This letter is for the benefit of the Collateral Agent as agent and trustee for the Secured Parties and is governed by Hong Kong law.

                                        Yours faithfully,

                                        Signed for and on behalf of
                                        INDUSTRIAL AND COMMERCIAL BANK OF CHINA
                                        (ASIA) LIMITED


                                        By
                                           -------------------------------------
                                        (Print Name):
                                                      --------------------------

                                   SCHEDULE 3
                                NOTICE OF CHARGE

                             [LETTERHEAD OF CHARGOR]

To: Hangzhou Huawei-3Com Technology Co., Ltd.

    (CHINESE CHARACTERS)
    (CHINESE CHARACTERS)
    (CHINESE CHARACTERS): 310053

    Hangzhou Queenhive Software Co., Ltd.

    (CHINESE CHARACTERS)
    (CHINESE CHARACTERS): 310053

                                                                  ___ MARCH 2007

Dear Sirs,

                                NOTICE OF CHARGE

A copy of a fixed and floating charge dated ___ March 2007 (the "CHARGE") and made between ourselves and Industrial and Commercial Bank of China (Asia) Limited (as agent and trustee for the Secured Parties) (the "COLLATERAL AGENT") is enclosed for your attention and we request that you take note of its provisions.

Words and expressions defined in the Charge shall, unless otherwise defined herein, have the same meaning in this notice.

We give you notice of the Charge and, for the purposes of the Charge, we irrevocably and unconditionally instruct and authorise you (notwithstanding any previous instructions which we may have given you to the contrary) to make payment of the amount of any dividends which may be declared by you directly to the account of Huawei-3Com Co., Limited no. _______________ with Industrial and Commercial Bank of China (Asia) Limited at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong and/or to such other account of Huawei-3Com Co., Limited with such bank as the Collateral Agent may notify to you.

The instructions and authorisations which are contained in this letter shall remain in full force and effect until the Collateral Agent gives you notice in writing revoking them. This notice is governed by Hong Kong law.

Please acknowledge receipt of this notice and confirm your agreement to it, by executing and returning an original copy of this notice to the Collateral Agent at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong with a copy to us.

                                        Yours faithfully,


                                        ----------------------------------------
                                        For and on behalf of
                                        Huawei-3Com Co., Limited

                                        Signed, acknowledged and agreed by


                                        ----------------------------------------
                                        For and on behalf of
                                        Hangzhou Huawei-3Com Technology Co.,
                                        Ltd. / Hangzhou Queenhive Software Co.,
                                        Ltd.

                                        Date:
                                              ------------------

                                 EXECUTION PAGES

THE CHARGOR

Executed as a deed by affixing the common seal ) NEAL D. GOLDMAN
of HUAWEI-3COM CO., LIMITED                    ) DONALD M. HALSTED, III
                                               )
in the presence of:                            ) SEAL AFFIXED

Neal D. Goldman
Director

Donald M. Halsted, III
Director

Address:          Suites 3013-3014,
                  30/F One International Finance Centre,
                  1 Harbour View Street, Central,
                  Hong Kong

Facsimile Number: _______________________

Attention:        _______________________

                                 EXECUTION PAGES

THE COLLATERAL AGENT

Executed as a deed by affixing the common seal of )
INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA)    ) SEAL AFFIXED
LIMITED                                           )
in the presence of:                               )

WONG YUEN FAI STANLEY
Director

CHENG PUI LING CATHY
Director/Secretary

Address:          33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong

Facsimile Number: [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES]

Attention:        _______________________

                                                                  CONFORMED COPY

                               Dated 3 April 2007

                            HUAWEI-3COM CO., LIMITED
                                   as Chargor

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                               as Collateral Agent

                                   ----------

                          H3C FIXED AND FLOATING CHARGE

                                   ----------

                                Slaughter and May
                            47th Floor, Jardine House
                               One Connaught Place
                               Central, Hong Kong
                                   (RMGG/AHLL)

                                  (HK070060022)

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----
1.  INTERPRETATION AND DEFINITIONS                                            1
2.  COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS                        3
3.  SECURITY                                                                  3
4.  PERFECTION OF SECURITY AND FURTHER ASSURANCE                              7
5.  PROTECTION OF SECURITY AND CRYSTALLISATION OF FLOATING CHARGE             9
6.  PAYMENTS INTO AND OUT OF THE CHARGED ACCOUNTS                            10
7.  REPRESENTATIONS                                                          11
8.  COVENANTS AND UNDERTAKINGS                                               12
9.  DEFAULT PROCEDURE                                                        14
10. CHATTELS AND FIXTURES                                                    14
11. EFFECTS OF THE SECURITY BECOMING ENFORCEABLE                             14
12. PRESERVATION OF RIGHTS                                                   19
13. PROTECTION OF PURCHASERS                                                 24
14. APPOINTMENT OF RECEIVER                                                  24
15. INDEMNITY                                                                26
16. POWER OF ATTORNEY                                                        27
17. SET-OFF AND CURRENCY                                                     29
18. STAMP DUTY AND TAXES                                                     30
19. AMENDMENTS                                                               30
20. APPLICATION TO COURT                                                     30
21. PARTIAL INVALIDITY                                                       31
22. NOTICES                                                                  31
23. ASSIGNMENT                                                               32
24. COSTS AND EXPENSES                                                       32
25. CERTIFICATES AND DETERMINATIONS                                          32
26. GOVERNING LAW                                                            32
27. JURISDICTION                                                             33
28. EXECUTION AND COUNTERPARTS                                               33
SCHEDULE 1 NOTICE OF CHARGE                                                  34

SCHEDULE 2 FORM OF ACKNOWLEDGEMENT                                           36
SCHEDULE 3 NOTICE OF CHARGE                                                  38